Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY [***]) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCOSED.
FIRST AMENDMENT TO SUPPLY AGREEMENT
This First Amendment to Supply Agreement (the “First Amendment”), dated as of July 11, 2019 (“First Amendment Effective Date”), is entered into by and between Assertio Therapeutics, Inc. f/k/a, Depomed, Inc., a company duly authorized and existing under the laws of Delaware, having its registered office at 100 S. Saunders Rd., Suite 300, Lake Forest, IL 60045 (hereinafter referred to as “Purchaser”), and Noramco, Inc., a Georgia corporation, having a place of business at 500 Swedes Landing Road, Wilmington, Delaware 19801 (hereinafter referred to as “Noramco”), to amend that certain Supply Agreement entered into between Purchaser and Noramco effective as of April 2, 2015 (the “Agreement”).
Whereas, Purchaser and Noramco desire to amend the Agreement on the terms and conditions set forth herein. Now, therefore, for the promises exchanged herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.
Amendments. The terms of the Agreement shall be modified and amended only as set forth below. Capitalized terms used, but not defined herein, shall have the meanings given to such terms in the Agreement.

(a)	The RECITALS to the agreement are amended by deleting the clause “in the United States” in each of the second, third and fourth Recitals to the Agreement.

(b)	Appendix B of the Agreement is hereby amended by deleting Appendix B in its entirety and replacing it with the attached Appendix B.

(c)	Appendix C of the Agreement is hereby amended by deleting Appendix C in its entirety and replacing it with the following:
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(d)	The “DEFINITIONS” Section of the Agreement is hereby amended by deleting the “J&J Calendar Year” definition in its entirety and replacing it with the following in the appropriate alphabetical order:
““Calendar Year” shall mean a calendar year – January 1 through December 31.”

(e)	This Agreement is hereby amended by deleting the “Initial Price Term” definition in its entirety and replacing it with the following in the appropriate alphabetical order:
“Initial Price Term” shall have the meaning set forth in Section 4.1.”

(f)	This Agreement is hereby amended by deleting in its entirety each instance of “J&J Calendar Year” throughout this Agreement and replacing each instance with the following:
“Calendar Year”

(g)	The “DEFINITIONS” Section of the Agreement is hereby amended by deleting the “Quality Agreement" definition in its entirety and replacing it with the following in the appropriate alphabetical order:

Confidential Information indicated by [***] has been omitted from this filing.

““Quality Agreement” means the agreement related to quality assurance and control entered into between Purchaser and Noramco.”

(h)	The “DEFINITIONS” Section of the Agreement is hereby amended by deleting the “Transition Period” definition in its entirety and replacing it with the following in the appropriate alphabetical order:
““Transition Period” means, on a Product-by-Product basis, the period beginning on the Effective Date and ending on the date that Purchaser commences the manufacture of a Product for Commercial Use at Purchaser’s Facility for distribution in the United States or Canada.”

(i)	Section 1.1 of the Agreement is hereby amended by deleting Section 1.1 in its entirety and replacing it with the following:
“1.1. Subject to the terms and conditions of this Agreement, each [***] Noramco shall supply to Purchaser, and Purchaser shall purchase from Noramco, [***] of Purchaser’s requirements of API in such Calendar Year. Noramco shall provide to Purchaser at no charge 40kg of API from the [***] site. Purchaser agrees to [***]. The parties acknowledge that the pricing is subject to the terms and conditions of this Agreement. Each Calendar Year Noramco shall supply to Purchaser and Purchaser shall purchase from Noramco an minimum annual volume of [***] of API (“Minimum Annual Volume”), subject to availability of Manufacturing Quota and Procurement Quota. The calculation of the Minimum Annual Volume of API shall include the API purchased from Noramco by Purchaser [***]. If Purchaser fails to meet the Minimum Annual Volume, the parties shall meet to find a solution agreeable to both parties within [***] of the date on which Noramco notifies Purchaser of such failure (“Volume Notice Date”). However, if the parties do not find a mutually agreeable solution within [***] of the Volume Notice Date, Noramco may terminate this Agreement upon [***] written notice to Purchaser, provided that the effective date of such termination under this Section 1.1 shall, in no event, be earlier than [***]. Purchaser will keep accurate records of its annual purchase requirements of API and, upon the request of Noramco during the Term and for one (1) Calendar Year thereafter, will permit Noramco or its duly authorized agents to examine such records (no more than once per calendar year and upon execution of applicable nondisclosure agreements) during normal business hours for the purpose of verifying the correctness of such calculations and the volume of API(s) purchased by Purchaser hereunder.
Purchaser may, in its sole discretion, qualify additional supplier(s) of API at any time during the term of this Agreement [***].”

(j)	Section 1.3 of the Agreement is hereby amended by deleting Section 1.3 in its entirety and replacing it with the following:
“1.3. After the Transition Period, such API is for use in the manufacture of any Product for commercial distribution in the United States and Canada (such use “Commercial Use”). Purchaser shall not use any API supplied by Noramco for any purposes other than Commercial Use or Non-Commercial Use without Noramco’s prior written consent. For the avoidance of doubt, Noramco acknowledges and agrees that Purchaser may supply API to be used in the manufacture of Products that may be commercially distributed by Paladin or its designees or assignees in Canada.”

Confidential Information indicated by [***] has been omitted from this filing.

(k)	New Section 1.6 of the Agreement shall be added as follows:
“1.6 Noramco shall provide Purchaser with the following reference standards for API and each claimed impurity once per Calendar Year [***]:
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(l)
Sections 4.1, 4.2 and 4.3 of the Agreement is hereby amended by deleting Sections 4.1, 4.2 and 4.3 in their entirety, renumbering the existing Sections in Article 4 accordingly including any references thereto, and replacing with the following:

“4.1 The price of API to be sold to Purchaser under this Agreement (“Price”) shall be based on the annual volume of API ordered by Purchaser as set forth in Appendix C. Such price is valid from the First Amendment Effective Date through [***] (the “Initial Price Term”). On or before [***] , the Price shall be adjusted to [***]. In addition, at any time during the Term following the Initial Price Term, the Price may be adjusted by Noramco in accordance with this Section 4.1 to reflect increases in the cost of raw materials and components used in the production of API(s). Noramco shall provide Purchaser [***] prior written notice of all such Price adjustments. Noramco will provide documentation to Purchaser of any Price adjustments made pursuant to this Section 4.1 to support Noramco’s new changed cost; provided, that Noramco may redact confidential portions of any supporting documents subject to obligations of confidentiality between Noramco and its vendors. Purchaser shall be entitled to request that an independent certified accountant verifies the accuracy of any such Price increases.”

(m)	Section 4.4 of the Agreement is hereby amended by adding the following to the end of old Section 4.4 as follows:
“Noramco shall be entitled to interest on any overdue sum at a rate equal to [***].”

(n)	Section 12.1 of the Agreement is hereby amended by deleting Section 12.1 in its entirety and replacing it with the following:
“12.1. Noramco hereby grants to Purchaser during the Term a non-exclusive, royalty-free license under the API Manufacturing Patents to (a) use API supplied by Noramco to Purchaser hereunder to make or have made Products for distribution in the United States and Canada and (b) offer for sale, sell, commercialize and import Products containing API supplied by Noramco to Purchaser hereunder in the United States and Canada.”

(o)	Section 13.1 of the Agreement is hereby amended by deleting the first sentence of Section 13.1 in its entirety and replacing the first sentence of Section 13.1 with the following:
“The initial term of this Agreement shall commence as of the Effective Date and shall expire on [***], unless sooner terminated as expressly provided for in this Agreement (the “Initial Term”).”

(p)	Section 13.2 of the Agreement is hereby amended by deleting Section 13.2 in its entirety and replacing Section 13.2 with the following:
“Either Party may terminate this Agreement without cause immediately upon [***] prior written notice to the other Party. Noramco may terminate this Agreement upon written notice to Purchaser as provided in Section 1.1.”

Confidential Information indicated by [***] has been omitted from this filing.

(q)	Section 15 of the Agreement is hereby amended by deleting the notice details for Purchaser thereunder and replacing them with the following:
“If to Purchaser
Assertio Therapeutics, Inc.
100 South Saunders Road
Suite 300
Lake Forest, Illinois 60045
Attn: Legal Department
Facsimile No: 510-744-8001”

2.
Miscellaneous. This First Amendment will be effective and binding on the Parties from and after the First Amendment Effective Date. This First Amendment shall not amend or modify the covenants, terms, conditions, rights and obligations of the parties under the Agreement, except as specifically set forth herein. The Agreement shall continue in full force and effect in accordance with its terms as amended by this First Amendment.

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Confidential Information indicated by [***] has been omitted from this filing.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this First Amendment as of the First Amendment Effective Date.

NORAMCO, INC.	ASSERTIO THERAPEUTICS, INC.

BY: /s/ Jan Henk Hendriks	BY: /s/ S. Bukofzer
PRINT: Jan Henk Hendriks	PRINT: S. Bukofzer
TITLE: Vice President	TITLE: CSO & CTO
DATE: 11 July 2019	DATE: 11 July ‘19

[Signature Page to First Amendment to Supply Agreement]

Confidential Information indicated by [***] has been omitted from this filing.

Appendix B
Specifications
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Confidential Information indicated by [***] has been omitted from this filing.